THE ADVISORS' INNER CIRCLE FUND II

                               CLEAR RIVER(SM) FUND

                       SUPPLEMENT DATED SEPTEMBER 25, 2009
                                     TO THE
                       PROSPECTUS DATED NOVEMBER 26, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a special meeting held on September 16, 2009, the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") approved certain changes to the investment strategy of the Clear River Fund (the "Fund"). Effective November 28, 2009, the Fund will change its real estate strategy to a "real asset equity" strategy by expanding its investments to include companies that engage in commodities and natural resources or related businesses. As a result, the following changes will be made to the Fund's Prospectus:

    o The following replaces the third paragraph under the heading "Principal Investment Strategies" on page 1 of the Prospectus:

         Under most market conditions, the Adviser will allocate Fund assets to each investment strategy within the following ranges of the Fund's net assets:

         Growth Equity                10%   -        40%
         Income Equity                 5%   -        25%
         International Equity         10%   -        40%
         Real Asset Equity             0%   -        20%
         Small Cap Equity              5%   -        30%
         Special Situations            0%   -        10%

    o The following replaces the paragraph under the sub-heading "Real Estate Strategy" under "Principal Investment Strategies" on page 2 of the
         Prospectus:

         REAL ASSET EQUITY STRATEGY - The Adviser's Real Asset Equity Strategy seeks to enhance portfolio inflation protection and diversification by investing in securities of established domestic and foreign public real estate companies, as well as companies whose primary business engages in commodities and natural resources or related businesses. Additionally, the Fund may invest in ETFs in order to maintain exposure to these market segments. For assets allocated to the strategy, the Fund will invest in equity securities of companies whose assets provide them with competitive advantages in occupancy or operating cost. The Adviser seeks securities selling at a discount to their intrinsic value. The Fund will also invest in real estate investment trusts ("REITs") with total market capitalizations of greater than $1 billion. In selecting securities, the Adviser looks for REITs that focus on a single property type, display a strong balance sheet and cash flow management, and have shareholder-focused management. The Adviser seeks REITs selling at a discount to their intrinsic value based on price-to-cash flow analysis and producing a dividend yield of at least 50% of their benchmark.

    o The following replaces the paragraph with the sub-heading "Investments in ETFs" under "Principal Risks of Investing in the Fund" on page 3 of the Prospectus:

         INVESTMENTS IN ETFS - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

    o The following section is added as the last paragraph of the section with the heading "Principal Risks of Investing in the Fund" on page 4 of the Prospectus:

         COMMODITY RISK - Exposure to the commodities markets, through a company or an ETF, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events.



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